UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2023

QUOIN PHARMACEUTICALS LTD.
(Translation of registrant’s name into English)

State of Israel	001-37846	92-2593104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42127 Pleasant Forest Court Ashburn, VA	20148-7349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 980-4182

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing five thousand (60,000) Ordinary Shares, no par value per share	QNRX	The Nasdaq Stock Market LLC
Ordinary Shares, no par value per share*		N/A
*	Not for trading, but only in connection with the registration of the American Depositary Shares pursuant to requirements of the Securities and Exchange Commission.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

As previously reported by Quoin Pharmaceuticals Ltd. (“Quoin” or the “Company”), at the Annual General Meeting of the Company’s shareholders (“Annual Meeting”) held on October 26, 2023, shareholders approved amendments to the Company’s Amended and Restated Articles of Association, as amended (the “Articles”), to: (i) increase the registered share capital from 500,000,000,000 ordinary shares, no par value, to 6,000,000,000,000 ordinary shares, no par value; and (ii) effect a reverse split (the “Reverse Split”) of Quoin’s ordinary shares at a ratio of 1-for-60,000 (the “Reverse Split Ratio”), effective on a date to be determined by the Board of Directors of the Company (the “Board”).

On November 5, 2023, the Board approved November 8, 2023 as the effective date of the Reverse Split. Effective as of November 8, 2023, in connection with the Reverse Split, the registered share capital of the Company will be proportionately reduced from 6,000,000,000,000 ordinary shares, no par value, to 100,000,000 ordinary shares, no par value, and the number of ordinary shares registered on applicable registration statements filed with the Securities and Exchange Commission by the Company will be also proportionately reduced to reflect the Reverse Split Ratio.

The Company’s ordinary shares are evidenced by American Depositary Shares (“ADSs”), with one ADS representing sixty thousand (60,000) ordinary shares. Effective November 8, 2023, the Reverse Split will result in one ADS representing one ordinary share.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders of the Company approved a three-year frequency for future advisory votes on the compensation of the Company’s named executive officers. Based on those voting results, on November 5, 2023, the Board determined that an advisory vote by the Company’s shareholders regarding named executive officer compensation will be conducted every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 6, 2023	QUOIN PHARMACEUTICALS LTD.

	By:	/s/ Gordon Dunn
	Name:	Gordon Dunn
	Title:	Chief Financial Officer